Exhibit 99.1

Impinj Reports Third Quarter 2025 Financial Results

SEATTLE, WA, October 29, 2025– Impinj, Inc. (NASDAQ: PI), a leading RAIN RFID provider and Internet of Things pioneer, today released its financial results for the third quarter ended September 30, 2025.

“Our third-quarter results were strong, with revenue and adjusted EBITDA exceeding our guidance,” said Chris Diorio, Impinj co-founder and CEO. “Our solutions and Gen2X focus continue paying dividends in revenue, adjusted EBITDA, recurring endpoint IC volumes and market leadership. As we continue driving our bold vision, I remain confident in our market position and energized by the opportunities ahead.”

Third Quarter 2025 Financial Summary

•
Revenue of $96.1 million
•
GAAP gross margin of 50.3%; non-GAAP gross margin of 53.0%
•
GAAP net loss of $12.8 million, or loss of $0.44 per diluted share using 29.3 million shares
•
Adjusted EBITDA of $19.1 million
•
Non-GAAP net income of $17.7 million, or income of $0.58 per diluted share using 32.7 million shares

A reconciliation between GAAP and non-GAAP information is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

Fourth Quarter 2025 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the fourth quarter of 2025 (in millions, except per share data):

Three Months Ending
December 31, 2025
Revenue	$90.0 to $93.0
GAAP Net loss	($2.6 ) to ($1.1 )
Adjusted EBITDA income	$15.4 to $16.9
GAAP Weighted-average shares — diluted	30.1 to 30.3
GAAP Net loss per share — diluted	($0.09) to ($0.04)
Non-GAAP Net income	$14.7 to $16.2
Non-GAAP Weighted-average shares — diluted	31.7 to 31.9
Non-GAAP Net income per share — diluted	$0.48 to $0.52

A reconciliation between GAAP and non-GAAP financial measures is provided in the “Non-GAAP Financial Measures” section below.

Conference Call Information

Impinj will host a conference call and webcast to discuss its third-quarter 2025 results and fourth-quarter 2025 outlook today, October 29, 2025 at 5:00 p.m. ET / 2:00 p.m. PT. Interested parties may access the call by dialing +1-412-317-1863. A live webcast and replay will also be available on the company’s website at investor.impinj.com. Following the call, a telephonic replay will be available for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 8962708.

Management’s prepared written remarks, along with quarterly financial data, will be made available on Impinj’s website at investor.impinj.com along with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, investment plans and prospects, statements regarding conditions in the markets in which we compete as well as the broader economy, and our financial guidance and considerations for the fourth quarter of 2025 and future periods.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption “Risk Factors” and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj (NASDAQ: PI) helps businesses and people analyze, optimize, and innovate by wirelessly connecting billions of everyday things — such as apparel, automobile parts, luggage, and shipments — to the Internet. The Impinj platform uses RAIN RFID to deliver timely data about these everyday things to business and consumer applications, enabling a boundless Internet of Things. www.impinj.com

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

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For more information, contact:

Investor Relations

Andy Cobb, CFA

Vice President, Corporate Finance & Investor Relations

+1-206-315-4470

ir@impinj.com

Media Relations
Emily Schauer
Senior Corporate Communications Manager
+1 206-209-2923
eschauer@impinj.com

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	September 30, 2025	December 31, 2024
Assets:
Current assets:
Cash and cash equivalents	$51,726	$46,053
Short-term investments	138,355	118,661
Accounts receivable, net	61,193	56,802
Inventory	92,638	99,346
Prepaid expenses and other current assets	7,871	5,536
Total current assets	351,783	326,398
Long-term investments	75,036	74,871
Property and equipment, net	52,353	50,610
Intangible assets, net	10,030	10,291
Operating lease right-of-use assets	5,684	7,142
Other non-current assets	870	1,045
Goodwill	20,703	18,723
Total assets	$516,459	$489,080
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable	$16,173	$17,254
Accrued compensation and employee related benefits	9,532	22,309
Accrued and other current liabilities	3,338	2,684
Current portion of operating lease liabilities	3,925	3,589
Current portion of long-term debt	96,610	283,493
Current portion of deferred revenue	2,217	1,848
Total current liabilities	131,795	331,177
Long-term debt	183,753	—
Operating lease liabilities, net of current portion	3,244	5,719
Deferred tax liabilities, net	2,161	2,200
Deferred revenue, net of current portion	543	120
Total liabilities	321,496	339,216
Stockholders’ equity:
Common stock, $0.001 par value	30	29
Additional paid-in capital	591,536	541,090
Accumulated other comprehensive income (loss)	2,418	(1,942)
Accumulated deficit	(399,021)	(389,313)
Total stockholders’ equity	194,963	149,864
Total liabilities and stockholders’ equity	$516,459	$489,080

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Revenue	$96,055	$95,198	$268,226	$274,518
Cost of revenue	47,727	47,629	126,604	131,885
Gross profit	48,328	47,569	141,622	142,633
Operating expenses:
Research and development	25,720	25,492	75,686	72,935
Sales and marketing	9,380	9,888	26,173	29,891
General and administrative	12,035	12,452	36,259	39,040
Amortization of intangibles	537	506	1,543	2,411
Restructuring costs	—	—	—	1,812
Total operating expenses	47,672	48,338	139,661	146,089
Income (loss) from operations	656	(769)	1,961	(3,456)
Other income, net	2,592	2,416	6,705	5,830
Income from settlement of litigation	—	—	—	45,000
Induced conversion expense	(15,026)	—	(15,026)	—
Interest expense	(1,121)	(1,219)	(3,569)	(3,652)
Income (loss) before income taxes	(12,899)	428	(9,929)	43,722
Income tax benefit (expense)	89	(207)	221	(194)
Net income (loss)	$(12,810)	$221	$(9,708)	$43,528

Net income (loss) per share — basic	$(0.44)	$0.01	$(0.33)	$1.57
Net income (loss) per share — diluted	$(0.44)	$0.01	$(0.33)	$1.48	(1)

Weighted-average shares outstanding — basic	29,338	28,168	28,995	27,805
Weighted-average shares outstanding — diluted	29,338	29,727	28,995	31,918	(1)

(1) Diluted net income per share includes the impact of our convertible debt, if dilutive, using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion.

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Nine Months Ended
	September 30,
	2025	2024
Operating activities:
Net income (loss)	$(9,708)	$43,528
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,082	10,155
Stock-based compensation	40,096	41,336
Restructuring equity modification expense	—	366
Accretion of discount or amortization of premium on investments	(1,860)	(247)
Amortization of debt issuance costs	1,274	1,226
Induced conversion expense related to convertible notes	15,026	—
Deferred tax expense	(297)	(471)
Revaluation of acquisition-related contingent consideration liability	—	986
Changes in operating assets and liabilities, net of amounts acquired:
Accounts receivable	(4,153)	(9,438)
Inventory	6,806	8,825
Prepaid expenses and other assets	(1,409)	(610)
Accounts payable	(977)	12,056
Accrued compensation and employee related benefits	(12,906)	9,515
Accrued and other liabilities	659	1,268
Acquisition-related contingent consideration liability	—	(2,556)
Operating lease right-of-use assets	2,019	1,921
Operating lease liabilities	(2,699)	(2,542)
Deferred revenue	657	369
Net cash provided by operating activities	43,610	115,687
Investing activities:
Purchases of investments	(146,293)	(154,331)
Proceeds from sales of investments	12,937	—
Proceeds from maturities of investments	115,480	18,605
Purchases of property and equipment	(11,343)	(12,979)
Net cash used in investing activities	(29,219)	(148,705)
Financing activities:
Proceeds from issuance of 2025 Notes, net of issuance costs	183,658	—
Premiums paid for capped call transactions	(11,210)	—
Payment of 2021 Notes	(190,000)	—
Proceeds from exercise of stock options and employee stock purchase plan	11,025	16,499
Payments of taxes on restricted stock units	(2,550)	—
Payment of acquisition-related contingent consideration	—	(4,602)
Net cash provided by (used in) financing activities	(9,077)	11,897
Effect of exchange rate changes on cash and cash equivalents	359	32
Net increase (decrease) in cash and cash equivalents	5,673	(21,089)
Cash and cash equivalents
Beginning of period	46,053	94,793
End of period	$51,726	$73,704

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, our key non-GAAP performance measures include adjusted EBITDA, non-GAAP net income (loss), free cash flow and adjusted free cash flow as defined below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We use free cash flow and adjusted free cash flow as key measures when assessing our sources of liquidity, capital resources, and quality of earnings. We believe these measures provide useful information for period-to-period comparisons of our business to allow investors and others to understand and evaluate our operating results in the same manner as our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from similarly termed non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; other income, net; interest expense; acquisition related expense and related purchase accounting adjustments; and income tax benefit (expense).

Non-GAAP Net Income (Loss)

We define non-GAAP net income as net income (loss), excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; acquisition related expense and related purchase accounting adjustments; and the corresponding income tax impacts of adjustments to net income (loss).

Free cash flow

We define free cash flow as net cash provided by (used in) operating activities, determined in accordance with GAAP, less purchases of property and equipment. We define adjusted free cash flow as free cash flow less cash received from gain on litigation settlement.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2025		2024		2025		2024
GAAP Gross margin	50.3%		50.0%		52.8%		52.0%
Adjustments:
Depreciation and amortization	2.1%		1.9%		2.2%		1.8%
Stock-based compensation	0.5%		0.5%		0.6%		0.5%
Non-GAAP Gross margin	53.0%		52.4%		55.6%		54.3%
Certain amounts may be off due to rounding

GAAP Net income (loss)	$(12,810)		$221		$(9,708)		$43,528
Adjustments:
Depreciation and amortization	3,852		3,247		11,082		10,155
Stock-based compensation	14,551		14,841		40,096		41,336
Restructuring costs	—		—		—		1,812
Acquisition related expenses	—		—		—		986
Other income, net	(2,592)		(2,416)		(6,705)		(5,830)
Income from settlement of litigation	—		—		—		(45,000)
Induced conversion expense	15,026		—		15,026		—
Interest expense	1,121		1,219		3,569		3,652
Income tax benefit (expense)	(89)		207		(221)		194
Adjusted EBITDA	$19,059		$17,319		$53,139		$50,833

GAAP Net income (loss)	$(12,810)		$221		$(9,708)		$43,528
Adjustments:
Depreciation and amortization	3,852		3,247		11,082		10,155
Stock-based compensation	14,551		14,841		40,096		41,336
Restructuring costs	—		—		—		1,812
Acquisition transaction expenses	—		—		—		986
Income from settlement of litigation	—		—		—		(45,000)
Induced conversion expense	15,026		—		15,026		—
Income tax effects of adjustments (1)	(2,918)		(1,410)		(7,975)		(4,434)
Non-GAAP Net income	$17,701		$16,899		$48,521		$48,383

Non-GAAP Net income per share — diluted	$0.58	(2)	$0.56	(2)	$1.61	(2)	$1.63	(2)

GAAP Weighted-average shares — diluted	29,338		29,727		28,995		31,918	(3)
Dilutive shares from stock plans	1,000		—		818		—
Dilutive shares from convertible debt	2,339		2,589		2,506		—
Non-GAAP Weighted-average shares — diluted	32,677	(2)	32,316	(2)	32,319	(2)	31,918	(2)
(1) The tax effects of the adjustments are calculated using the statutory rate, taking into consideration the nature of the item and relevant taxing jurisdictions.

(2) Diluted net income per share includes the impact of our convertible debt, if dilutive, using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion.

(3) GAAP Weighted average shares — diluted includes the impact of dilutive shares from convertible debt.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
GAAP Net cash provided by operating activities	$20,893	$10,068	$43,610	$115,687
Adjustments:
Purchases of property and equipment	(2,940)	(5,411)	(11,343)	(12,979)
Free cash flow	$17,953	$4,657	$32,267	$102,708
Adjustments:
Income from settlement of litigation	—	—	—	(45,000)
Adjusted free cash flow	$17,953	$4,657	$32,267	$57,708

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ending
December 31,
2025
GAAP Net loss	$(1,868)
Adjustments:
Forecasted Depreciation and amortization	3,930
Forecasted Stock-based compensation	15,750
Forecasted Interest expense	798
Forecasted Other income, net	(2,550)
Forecasted Income tax expense	100
Adjusted EBITDA	$16,160

GAAP Net loss	$(1,868)
Adjustments:
Forecasted Depreciation and amortization	3,930
Forecasted Stock-based compensation	15,750
Forecasted Income tax effects of adjustments	(2,368)
Non-GAAP Net income	$15,444

GAAP Net loss per share — diluted	$(0.06)
Non-GAAP Net income per share — diluted(1)	$0.50

GAAP Weighted-average shares — diluted	30,200
Dilutive shares	1,600
Non-GAAP Weighted-average shares — diluted(1)	31,800

(1) Non-GAAP diluted net income per share includes the impact of our convertible debt, if dilutive, using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion.